                                                                     Exhibit (q)

                                Power of Attorney

     The undersigned Trustees of Strategic Partners Series hereby constitute, appoint and authorize George P. Attisano as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.

/s/ Eugene C. Dorsey                                  /s/ Thomas T. Mooney
--------------------                                  --------------------
Eugene C. Dorsey, Trustee                             Thomas T. Mooney, Trustee

/s/ Saul K. Fenster                                   /s/ David R. Odenath
-------------------                                   --------------------
Saul K. Fenster, Trustee                              David R. Odenath, Trustee and President

/s/ Robert F. Gunia                                   /s/ Stephen Stoneburn
-------------------                                   ---------------------
Robert F. Gunia, Trustee and Vice President           Stephen Stoneburn, Trustee

/s/ Maurice F. Holmes                                 /s/ Grace C. Torres
---------------------                                 -------------------
Maurice F. Holmes, Trustee                            Grace C. Torres, Principal Financial and Accounting
                                                      Officer

/s/ Robert E. La Blanc                                /s/ Joseph Weber
Robert E. La Blanc                                    Joseph Weber, Trustee

/s/ Douglas H. McCorkindale                           /s/ Clay T. Whitehead
---------------------------                           ---------------------
Douglas H. McCorkindale, Trustee                      Clay T. Whitehead, Trustee

/s/ W. Scott McDonald, Jr.
W. Scott McDonald, Jr., Trustee


Dated: May 22, 2001